SCHWAB CAPITAL TRUST

Schwab® International Opportunities Fund
(the fund)
Supplement dated July 1, 2025,
to the fund’s currently effective Statutory Prospectus
and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and SAI and should be read in conjunction with these documents.
Effective July 1, 2025, all references to Mike L. Manelli of Harris Associates L.P., in the fund’s Statutory Prospectus and SAI are hereby deleted in their entirety. Additionally, effective July 1, 2025, Tony Coniaris is added as a portfolio manager for Harris Associates L.P. Accordingly, the following changes are made to the fund’s Statutory Prospectus and SAI:
1.
Statutory Prospectus – Under the “Portfolio Managers” section: The reference to Mariela Jobson is deleted and replaced in its entirety with the following:

Mariela Jobson, Senior Portfolio Manager, is responsible for the day-to-day co-management of the portion of the fund that is invested in accordance with a particular index. She has managed the fund since 2025.
2.
Statutory Prospectus – Under the “ Fund Management” section: The reference to Mariela Jobson is deleted and replaced in its entirety with the following:

Mariela Jobson, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the portion of the fund that is invested in accordance with a particular index. Prior to joining Schwab in 2023, Ms. Jobson worked at BlackRock (formerly Barclays Global Investors) for 16 years as a lead portfolio manager, where she managed all aspects of iShares exchange traded funds in global equity, preferred equity, and commodities. Most recently, she was responsible for leading a team of portfolio managers who managed domestic, developed, emerging and frontier markets covering market-cap, factor, ESG and thematic index strategies. Prior to BlackRock, Ms. Jobson worked as an associate equity analyst at Wedbush Morgan Securities and as an equity research analyst at ING Investments.
3.
Statutory Prospectus – In the table under “The Fund’s Investment Managers” in the “Fund Management” section: The following is added under “Harris Associates L.P.”:

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/2024)	Portfolio Manager(s)	Employment Experience
		Tony Coniaris, CFA, Executive Vice President, Chairman and Portfolio Manager	Mr. Coniaris joined Harris Associates L.P. in 1999. Mr. Coniaris has 25 years investment experience and holds a BA from Wheaton College and an MBA from Northwestern University.
4.
SAI – Under “Other Accounts.” for Harris Associates in the “PORTFOLIO MANAGERS” section: The following is added:

In addition to the fund, Tony Coniaris is responsible for the day-to-day management of certain other accounts, as listed below, as of May 31, 2025. Mr Coniaris is also manager to two accounts whose advisory fees are partially based on performance metrics.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tony Coniaris	3	$2,477,698,214	33	$11,411,701,720	385	$3,217,718,250

Accounts where compensation is based on account performance.
	Registered Investment Companies (this amount does not include the fund in this SAI)		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tony Coniaris	0	$0	2	$585,801,204	0	$0
5.
SAI – Under “Ownership of Fund Shares.” for Harris Associates in the “PORTFOLIO MANAGERS” section: The following is appended to the paragraph:

As of May 31, 2025, Tony Coniaris did not beneficially own any of the fund’s shares.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG128047-00 (07/25)
00315658